Exhibit 10.3
FORM OF REGISTRATION RIGHTS AGREEMENT
          REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May [___], 2008, by and between Merge Healthcare Incorporated, a Wisconsin corporation (the “Company”), and Merrick RIS, LLC, a Delaware limited liability company (the “Buyer”).
          WHEREAS:
          A. In connection with that certain Securities Purchase Agreement dated as of even date herewith, by and between the Company, certain of its subsidiaries and the Buyer (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell on the date hereof to the Buyer certain shares of the Company’s Common Stock (the “Common Stock”), par value $0.01 per share.
          B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:
          1. DEFINITIONS.
          As used in this Agreement, the following terms shall have the following meanings:
               (a) “Effective Date” means the date that the Registration Statement is first declared effective by the SEC.
               (b) “Effectiveness Deadline” means the date that is ninety (90) days from the Filing Deadline.
               (c) “Filing Deadline” means the date that is thirty (30) days from the Demand Date (as defined in Section 2(a)).
               (d) “Investor” means the Buyer, any permitted transferee of the shares of Common Stock to whom the Buyer assigns its rights under this Agreement in accordance with the provisions of this Agreement (including but not limited to Section 9) and who agrees to become bound by the provisions of this Agreement in accordance with Section 9, and any transferee or assignee thereof to whom a transferee or assignee of the shares of Common Stock, as applicable, assigns its rights under this Agreement in accordance with the provisions of this Agreement (including but not limited to Section 9) and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

               (e) “register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.
               (f) “Registrable Securities” means (i) 100% of the shares of Common Stock issued under the Securities Purchase Agreement and (ii) any shares of capital stock issued or issuable with respect to such shares as a result of any stock split, stock dividend, recapitalization, exchange, adjustment or similar event or otherwise, until, in the case of any such security, the earliest of:
               (i) the date on which such security has been effectively registered under the 1933 Act and disposed of in accordance with the Registration Statement relating thereto;
               (ii) the date on which such security may be resold without restriction pursuant to Rule 144 or any successor provision thereto; or
               (iii) the date on which such security has been publicly sold pursuant to Rule 144 or any successor provision thereto.
               (g) “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.
               (h) “Required Holders” means the holders of at least a majority of the Registrable Securities.
               (i) “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.
               (j) “SEC” means the United States Securities and Exchange Commission.
          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.
          2. REGISTRATION.
               (a) Mandatory Registration. Subject to Section 2(h), upon the written request by the Required Holders to the Company (the date of such request, the “Demand Date”), the Company shall prepare and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities (the date of such filing, the “Filing Date”). In the event that Form S-3 is unavailable to the Company for such a registration, the Company shall use such other form as is available to the Company for such a registration on Form S-1 or another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(d). The

Registration Statement prepared pursuant hereto shall register for resale that number of shares of Common Stock equal to the number of Registrable Securities as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e) and Section 2(h), and shall contain the “Selling Stockholders” section and “Plan of Distribution” in substantially the form attached hereto as Annex I (except if otherwise required pursuant to written comments received from the SEC upon a review of the Registration Statement). The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 am (New York time) on the second Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
               (b) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in the Registration Statement for such transferor. Any shares of Common Stock included in the Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement filed pursuant to Section 2(a) hereof without the prior written consent of the Required Holders.
               (c) Legal Counsel. Subject to Section 5 hereof, the Investors holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be McDermott Will & Emery LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s and the Investors’ obligations under this Agreement.
               (d) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

               (e) Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new or additional Registration Statement, in each case, as soon as practicable, but in any event not later than twenty (20) days after the Company becomes aware of the necessity therefor. The Company shall use its reasonable best efforts to cause such amendment and/or new or additional Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the number of Registrable Securities. Notwithstanding the foregoing, in the event the Registration Statement is insufficient to cover all of the Registrable Securities because the SEC has determined that a registration of the offer and sale of all of the Registrable Securities may not be made pursuant to Rule 415(a)(1)(i), then the provisions of Section 2(h) shall apply.
               (f) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If at any time while there are Registrable Securities outstanding, subject to Section 2(h), (i) a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”), or (B) filed with the SEC but not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(q)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”), then, as relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall become liable for payment to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one half of one percent (.5%) of the aggregate outstanding principal amount of such Investor’s Term Notes (as such term is defined in the Securities Purchase Agreement) on each of the following dates: (i) the day thirty (30) days after a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such

Maintenance Failure is cured; provided, however, that the Additional Interest Amount shall be increased to one and one-half percent (1.5%) in the event such Filing Failure, Effectiveness Failure or Maintenance Failure has not been cured on or before the 90th day following the date any Additional Interest Amount first became due.
               The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. Notwithstanding the foregoing, the amount of any Registration Delay Payment actually payable shall be an amount yielded by multiplying the Registration Delay Payment by a fraction, (x) the numerator of which shall be the number of Registrable Securities beneficially owned by the Investors on the date such Registration Delay Payment becomes due and payable and required by Section 2(a) hereof to be registered by the Company, and (y) the denominator of which shall be the number of Registrable Securities beneficially owned by the Investors on the date hereof. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. The parties hereto agree that the additional interest provided in this Section 2(f) constitutes a reasonable estimate of the damages that may be incurred by Investors by reason of a Filing Failure, Effectiveness Failure or Maintenance Failure.
               (g) Piggyback Registrations. (i) Each time that the Company proposes for any reason to register any of its Common Stock under the 1933 Act (a “Proposed Registration”), other than pursuant to a registration statement on Form S-4 or Form S-8 (or similar or successor forms), the Company shall promptly give written notice (the “Piggyback Notice”) of such Proposed Registration to each of the Investors (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Company’s registration statement) and shall offer the Investors the right to include any of their Registrable Securities in the Proposed Registration. No registration pursuant to this Section 2(g) shall relieve the Company of its obligations to register Registrable Securities pursuant to the foregoing provisions of this Section 2.
               (ii) Each Investor shall have twenty (20) days from the date of receipt of the Piggyback Notice to deliver to the Company a written request specifying the number of Registrable Securities such Investor intends to sell and such Investor’s intended method of disposition. Any Investor shall have the right to withdraw such Investor’s request for inclusion of such Investor’s Registrable Securities in any registration statement pursuant to this Section 2(g) by giving written notice to the Company of such withdrawal. Subject to Section 2(g)(iii) and Section 2(h) below, the Company shall include in such registration statement all such Registrable Securities so requested to be included therein.
               (iii) If the managing underwriter or underwriters of any Proposed Registration involving Registrable Securities advises the Company that the total number of Registrable Securities that the Investors and any other Persons intend to include in the offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such underwritten offering shall include the number of Registrable Securities that such managing underwriter or underwriters advises the Company in writing can be sold without having such adverse effect, with such number to be allocated (A) first, to the Company, (B) second, pro rata among the Investors who have requested participation in such underwritten offering and (iii) third, any other holder of Common Stock of the Company. The pro rata allocations for each Investor who has requested participation in such underwritten offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold by all Investors in such underwritten offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Investor by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Investors participating in the underwritten offering. All participating Investors shall have the opportunity to share pro rata that portion of such priority allocable to any Investor(s) not so participating.
               (h) If the SEC shall determine that a registration of the offer and sale of all of the Registrable Securities may not be made pursuant to Rule 415(a)(1)(i) (a “Primary Offering Determination”), then notwithstanding anything to the contrary in this Section 2, the number and amount of Registrable Securities to be included in the applicable Registration Statement shall be reduced in accordance with this Section 2(h) to the maximum number and amount of Registrable Securities whose offer and sale may be registered under the 1933 Act in reliance on such rule. The Registrable Securities included in such Registration Statement shall be allocated among all Investors in accordance with Section 2(b). If the number or amount of Registrable Securities included in any Registration Statement is reduced pursuant to this Section 2(h), then (1) the Company, to the extent not prohibited by the SEC, shall file a subsequent Registration Statement with respect to the remaining Registrable Securities on or before earlier of (i) the sixty fifth (65) day after the Company acquires actual knowledge that the Investors named in the previously filed Registration Statement have resold substantially all of the Registrable Securities included in such Registration Statement; (ii) the one-hundred-and-eightieth (180th) day after the date the previously filed Registration Statement became effective under the 1933 Act; or (iii) such later date as may be required by the SEC (in each case such date shall be a “Filing Deadline” with respect to such Registration Statement); and (2) the Company shall use its reasonable best efforts to cause such subsequent Registration Statement to become effective under the 1933 Act as promptly as practicable, but in any event by the date (which shall be deemed to be the “Effectiveness Deadline Date” with respect to such subsequent Registration Statement) that is ninety (90) days after the date such subsequent Registration Statement is required to be filed with the SEC pursuant to this Section 2(h).
               3. RELATED OBLIGATIONS.
          In connection with its obligations pursuant to Section 2, the Company shall have the following obligations:
               (a) The Company shall use its reasonable best efforts to respond to written comments received from the SEC upon a review of the Registration Statement within five (5) Business Days. The Company shall submit to the SEC, within three (3) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or successor thereto) promulgated under the 1933 Act, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
               (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period (except pursuant to Sections 3(f) and 3(q)), and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC as expeditiously as practicable on or following the date on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.
               (c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects; provided, that, the failure of any Investor or his, her or its counsel to respond to such proposed documents within five (5) Business Days after receipt thereof shall be deemed approval of same. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement (redacted to eliminate material non-public information, if any, in such correspondence) The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.
               (d) The Company shall furnish to Legal Counsel and each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, if requested by an Investor and not otherwise available on the EDGAR system, at least one copy of such Registration Statement and any amendments or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus (redacted to eliminate material non-public information, if any, in any such exhibit or other document) and (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request).
               (e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction, (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
               (f) The Company shall notify Legal Counsel and each Investor in writing (each such notice to Legal Counsel and the Investors, a “Suspension Notice”) of the happening of any of the following events, as promptly as practicable after becoming aware of such event: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

(iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not include any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Company determines that, in the good faith judgment of its Board of Directors, the registration or offering of Registrable Securities would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been and is not otherwise required to be, disclosed to the public, the premature disclosure of which could materially adversely affect the Company (provided, that in each case, no such notice contain any material, nonpublic information), and, subject to Section 3(q), if applicable, promptly prepare a supplement or amendment to such Registration Statement to correct any such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when any prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or (iii) that the Investor may continue use of the applicable registration statement and related prospectus.
               (g) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement (other than during an Allowable Grace Period), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable consistent with the provisions of Section 3(f) and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
               (h) If any Investor is required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and

(ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.
               (i) Upon the written request of any Investor in connection with any Investor’s due diligence requirements, if any, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial, corporate and other records (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector to fulfill a due diligence obligation by an Investor, and cause the Company’s chief executive officer, chief financial officer and executive vice president and secretary to be reasonably available to the Inspectors for questions regarding the Records and to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with this Agreement and the other Transaction Documents, applicable laws and regulations.
               (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
               (k) The Company shall use its reasonable best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).
               (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable pursuant to the Transaction

Documents, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.
               (m) If requested by an Investor and if the Company’s counsel deems such inclusion not inconsistent with the 1933 Act or the 1934 Act or other applicable law, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.
               (n) The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.
               (o) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
               (p) Within two (2) Business Days after the Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
               (q) Notwithstanding anything to the contrary herein, at any time after the Effective Date, (A) upon any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not include any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) if the Company determines that, in the good faith judgment of its Board of Directors, the registration or offering would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been and is not otherwise required to be, disclosed to the public, the premature disclosure of which could materially adversely affect the Company, the suspension pursuant to the Company’s Suspension Notice will not trigger any payment or liability for payment by the Company of any Registration Delay Payments otherwise payable or owing by the Company pursuant to Section 2(f) of this Agreement (a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of a Grace Period in conformity with the provisions of this Section 3(q) (provided, that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. For the avoidance of doubt, no Maintenance Failure shall occur during an Allowable Grace Period. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, in each case prior to the Investor’s receipt of the Suspension Notice related to the Grace Period and for which the Investor has not yet settled.
          4. OBLIGATIONS AND COVENANTS OF THE INVESTORS.
               (a) At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of any additional information the Company requires from each such Investor. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               (b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
               (c) Each Investor agrees that, upon receipt of any Suspension Notice from the Company, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or receipt of notice from the Company in writing that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities under all of the circumstances described in the last sentence of Section 3(q).
               (d) Each Investor acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, and each Investor covenants and agrees that it will not make any sale of Registrable Securities under the Registration Statement without complying with the provisions of this Agreement (including but not limited to the prohibition on sales after the Effective Date beginning with delivery of a Suspension Notice to such Investor and ending at the time the Company gives such Investor written notice that such Investor may thereafter effect sales pursuant to said prospectus or an amended or supplemented prospectus forming part of a Registration Statement) and each Investor covenants and agrees that it will comply with any applicable prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Upon receipt of a Suspension Notice, each Investor will refrain from selling any Registrable Securities pursuant to a Registration Statement until the Investor’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used.
               (e) Upon a request by the Company, each Investor will, as soon as practicable, but in no event later than two (2) Business Days after such request, notify the Company whether such Investor continues to hold Registrable Securities.
          5. EXPENSES OF REGISTRATION.
          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for up to $10,000.00 for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

          6. INDEMNIFICATION.
          In the event any Registrable Securities are included in the Registration Statement (provided, that for the purpose of this Section 6, the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement as such term is defined in Section 1) under this Agreement:
               (a) The Company agrees to indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (if such settlement is effected with the written consent of the party from whom indemnification is sought, which consent shall not be unreasonably withheld, conditioned or delayed) or expenses, joint or several (collectively, "Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto;

(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed; and (iii) shall not apply to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the prospectus and the seller of Registrable Securities thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such Claim after the Company had furnished such seller with a sufficient number of copies of the same or if the seller received notice from the Company of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (A) an amended or supplemented prospectus which completely corrected such untrue statement or omission or (B) a notice from the Company that the use of the existing prospectus may be resumed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.
               (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act (each, an “Indemnified Party”) to the same extent and in the same manner as is set forth in Section 6(a) with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon: (i) any Violation, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use in connection with such Registration Statement; or (ii) the use by such Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that the prospectus is outdated or defective; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that an Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action. In case any such action is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Party or Indemnified Person shall have the right to retain its own counsel with the fees and expenses of such counsel for such Indemnified Party or Indemnified Person (as applicable) to be paid by the indemnifying party, if the defendants in any such action include both the Indemnified Party or Indemnified Person, on the one hand, and the indemnifying party, on the other hand, and the Indemnified Party or Indemnified Person (as applicable) shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that the representation by such counsel of the Indemnified Person or Indemnified Party (as applicable) and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding and/or that there may be legal defenses available to it and/or any other Indemnified Party or Indemnified Person which are different from or additional to those available to the indemnifying party; provided, further, that the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all such Indemnified Persons or Indemnified Parties. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least 70% of the Registrable Securities included in the Registration Statement to which the Claim or Indemnified Damages relate. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim, investigation, inquiry or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability with respect to such Claim, Indemnified Damages or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action as a result of such failure.
               (d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to indemnification from any Person who is not guilty of such fraudulent misrepresentation.
               (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.
               (f) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law. Notwithstanding the foregoing, in the event that any of the provisions of Section 9(k) of the Securities Purchase Agreement and this Section 6 may be deemed to both be applicable to any of the same losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, the provisions of this Section 6 shall control and such provisions of Section 9(k) of the Securities Purchase Agreement shall be inoperative.
          7. CONTRIBUTION.
          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to, in lieu of indemnifying such Indemnified Person or Indemnified Party, as applicable, make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

          8. REPORTS UNDER THE 1934 ACT.
          With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding which have not been previously (a) sold to or through a broker or dealer or underwriter in a public distribution, or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(l) thereof, in the case of either clause (a) or clause (b) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to:
               (a) make and keep public information available, as contemplated by Rule 144;
               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
               (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
          9. ASSIGNMENT OF REGISTRATION RIGHTS.
          The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, including but not limited to those in Section 9(g) thereof.

          10. AMENDMENT OF REGISTRATION RIGHTS.
          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
          11. MISCELLANEOUS.
               (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.
               (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided, confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
               If to the Company:
Merge Healthcare Incorporated
6737 West Washington Street, Suite 2250,
Milwaukee, Wisconsin 53214—5650
Facsimile: (770) 810-7520
Attention: Chief Financial Officer
               with a copy (for informational purposes only) to:
Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia 30309
Telephone: (404) 881-7000
Facsimile: (404) 881-7777
Attention: W. Scott Ortwein
               If to the Buyer:

Merrick Ventures, LLC
233 North Michigan Ave., Suite 2330
Chicago, Illinois 60601
Telephone: (312) 994-9410
Facsimile: (312.994.9495
Attention: Justin Dearborn
               If to Legal Counsel:
McDermott Will & Emery LLP
227 West Monroe Street
Chicago, Illinois 60606
Telephone: (312) 984-2121
Facsimile: (312) 984-7700
Attention: Mark A. Harris
                  Ryan D. Harris
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
               (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
               (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
               (e) This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement), the Confidentiality Agreement between the Company and the Buyer and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
               (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
               (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
               (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
               (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
               (j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.
               (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

               (l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
               (m) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.
* * * * * *

          IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

MERGE HEALTHCARE INCORPORATED

By:

Name:
Title:

          IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

MERRICK RIS, LLC

By:

Name:
Title:

EXHIBIT A
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT
[TRANSFER AGENT]
Attention:
     Re: Merge Healthcare Incorporated
Ladies and Gentlemen:
          [We are][I am] counsel to Merge Healthcare Incorporated, a Wisconsin corporation (the "Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of April [___], 2008 (the “Securities Purchase Agreement”), entered into by and among the Company and the buyer named therein (the “Buyer”) pursuant to which the Company issued to the Buyer shares of its Common Stock (the “Common Stock”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Buyer (the "Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                      ___, 2008, the Company filed a Registration Statement on Form [S-3] (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Buyer and each of the other holders of Registrable Securities (the “Holders”) as a selling stockholder thereunder.
          In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.
          This letter shall serve as our standing advice to you that you may issue or reissue shares of Common Stock without legend to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [___], 2008 (the “Transfer Agent Instructions”) and you need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Transfer Agent Instructions.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

ANNEX I
SELLING STOCKHOLDERS
     The shares of common stock being offered by the selling stockholders are those issued to the selling stockholders in connection with a private placement of debentures and shares of common stock. For additional information regarding such private placement, see “Private Placement of Term Notes and Shares” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the shares of common stock, the selling stockholders have not had any material relationship with us within the past three years.
     The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder.
     In accordance with the terms of registration rights agreement with the selling stockholders, this prospectus generally covers the resale of shares of common stock issued to the selling stockholders, as of the trading day immediately preceding the date this registration statement was initially filed with the SEC. The third column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.
     The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

	Number of Shares of	Maximum Number of Shares	Number of Shares of
	Common Stock Owned	of Common Stock to be Sold	Common Stock Owned
Name of Selling Stockholder	Prior to Offering	Pursuant to this Prospectus	After Offering
Merrick RIS, LLC			0

PLAN OF DISTRIBUTION
     We are registering the shares of common stock to permit the resale of these shares of common stock by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.
     The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,
•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

Annex I-2

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers in connection with bona fide margin accounts secured by the shares of common stock, which shares broker-dealers could in turn sell if the selling stockholders default in the performance of their secured obligations.
     The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act of 1933. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Annex I-3

     Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.
     The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, and the rules and regulations thereunder, including, without limitation, Regulation M of the Securities Exchange Act of 1934, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.
     We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that the selling stockholders will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act of 1933, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act of 1933, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.
     Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex I-4